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                              PROSPECTUS SUPPLEMENT
                              DATED JANUARY 5, 2005

                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2004

                         FARMERS VARIABLE UNIVERSAL LIFE
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                   THROUGH THE
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                      FOR CONTRACTS SOLD IN CALIFORNIA ONLY

This supplement contains important information regarding your Farmers Variable Life Policy. PLEASE USE THIS SUPPLEMENT WITH YOUR FARMERS VARIABLE LIFE PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.

If you purchase your Policy in California, and you are 60 years of age or older at the time of purchase, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington, or to the agent who sold you the Policy.

During the 30-day right-to-examine period, we will place your premium in the Fixed Account unless you specifically direct that we allocate your premium to the subaccounts and Fixed Account you selected on the application. We will credit your premium placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office during the right-to-examine period.

If you have directed that your premium be invested in the subaccounts, rather than the Fixed Account, during the right-to-examine period in accordance with your allocation instructions, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. YOU BEAR THE RISK THAT A REFUND OF YOUR CONTRACT VALUE COULD BE LESS THAN THE PREMIUM YOU PAID FOR THIS POLICY. If you decide to cancel this Policy after the right-to-examine period, cancellation may result in a surrender charge.

                                     * * * *

If you have any questions or concerns regarding this supplement, please call your agent or contact us at our Service Center at 1-877-376-8008.